AMENDMENT NO. 1 TO NOTE AND WARRANT PURCHASE AGREEMENT

This Amendment No. 1 to Securities Purchase Agreement, dated as of April __, 2008 (“Amendment No. 1”), amends the Note and Warrant Purchase Agreement, dated as of November 30, 2006, by and among Remote Dynamics, Inc., a Delaware corporation, and each of the Purchasers set forth therein (the “Agreement”). Capitalized terms used, but not defined, herein have the respective meanings set forth in the Agreement.

1. The Company and the Purchasers agree that Section 1.1 of the Agreement is hereby amended (solely in respect of the Final Closing) to provide that at the Final Closing:

(a) The Company shall issue and sell to the Purchasers, and the Purchasers shall purchase (in the amounts set forth as Exhibit A hereto) from the Company, (i) series B subordinated secured convertible promissory notes in the aggregate principal amount of up to Four Hundred Thousand Eight Hundred Eighty Dollars ($438,500), convertible into shares of the Company's common stock, par value $.01 per share (the "Common Stock"), in substantially the form attached hereto as Exhibit B-1 (the "Series B Notes"), and (ii) original issue discount series B subordinated secured convertible promissory notes in the aggregate principal amount equal to two hundred percent (200%) of aggregate principal amount of the Series B Notes, convertible into shares of Common Stock, in substantially the form attached hereto as Exhibit B-2.

(b) Each Purchaser shall be issued (i) Series E-7 Warrants, in substantially the form attached hereto as Exhibit C-1, to purchase the number of shares of Common Stock set forth opposite such Purchaser’s name on Exhibit A hereto under the heading “Series E-7 Warrants” and (ii) Series F-4 Warrants, in substantially the form attached hereto as Exhibit C-2, to purchase the number of shares of Common Stock set forth opposite such Purchaser’s name on Exhibit A hereto under the heading “Series F-4 Warrants”.

2. The Company and the Purchasers agree that Section 1.2 of the Agreement is hereby amended (solely in respect of the Final Closing) to provide that the Final Closing shall be funded in the amount set forth on Exhibit A hereto and shall take place no later than five (5) business days following the date of this Amendment No. 1.

3. The Purchasers hereby waive each of the conditions to the Final Closing set forth in Sections 4.2(a), 4.2(b), 4.2(f), 4.2(h), 4.2(i), 4.2(k) and 4.2(u) of the Agreement.

4. The parties hereby agree that the shares of Common Stock issuable upon conversion or repayment of the Notes issued in connection with the Final Closing and the shares of Common Stock issuable upon exercise of the Warrants issued in connection with the Final Closing will not constitute Registrable Securities within the meaning of the Registration Rights Agreement.

5. The parties hereby acknowledge and agree that upon completion of the Final Closing contemplated hereunder, all obligations of the parties to purchase and sell Notes and Warrants pursuant to the Agreement shall have been satisfied in full.

6.  This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.

7. All other provisions of the Agreement shall remain in full force and effect.

[Signature Pages Follow]

ACCEPTED AND AGREED:

REMOTE DYNAMICS, INC.

By:
Name: Gary Hallgren
Title: Chief Executive Officer

BOUNCE MOBILE SYSTEMS, INC.

By:
David Walters
Chief Executive Officer

DOLPHIN OFFSHORE PARTNERS, L.P.

By:
Name:
Title:

DOUBLE U MASTER FUND, L.P.

By:
Name:
Title:

HFS CAPITAL PRIVATE EQUITY FUND, LLC

By:
Name:
Title:

MIDTOWN PARTNERS & CO., LLC

By:
Name:
Title:

RHK MIDTOWN PARTNERS, LLC

By:
Name:
Title: